Exhibit 10.6

Exclusive Option Agreement

This Exclusive Option Agreement (hereinafter referred to as the “Agreement”) is entered into by and among the following Parties as of November 22, 2019 in Beijing, the People’s Republic of China (“PRC”, for purposes of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan):

(1)                                          Ucommune (Beijing) Technology Co., Ltd. (hereinafter referred to as the “WFOE”), a wholly foreign-owned limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 8A, Zhaofeng First Street, Zhaofeng Industrial Base, Zhaoquanying Town, Shunyi District, Beijing, its unified social credit code being 91110113MA01GJH80T;

(2)                                          Ucommune (Beijing) Venture Investment Co., Ltd. (hereinafter referred to as the “Target”), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 15-3 Ronghui Park, Linkong Economic Core Area, Shunyi District, Beijing, its unified social credit code being 91110113335534135Y;

(3)                                 Tianjin Zhenge Tianfeng Investment Center (Limited Partnership), a limited partnership incorporated and validly existing under the laws of the People’s Republic of China, with its principal office at Room 708-7, 7/F Floor, Chuangzhi Mansion, No. 482 Dongman Middle Road, Tianjin Eco-city, its unified social credit code being 911201163286962240;

(4)                                 Beijing Sequoia Xinyuan Equity Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at C2321, 2/F, Building 16, No. 37, Chaoqian Road, Chanping Science Park, Beijing, its unified social credit code being 911101145996826415;

(5)                                 Shanghai Gopher Rongze Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 4054-8, Building 23, No. 1142, Kongjiang Road, Yangpu District, Shanghai, its unified social credit code being 91310110062579484Q;

(6)                                 Sinovation Ventures (Beijing) Enterprise Management Limited, a joint-stock company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Suite 1001-003, Building 1, No. 3, Haidian Street, Haidian District, Beijing, its unified social credit code being 91110108563622567L;

(7)                                 Beijing Yirun Chuangyin Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at No. 5, East Street, Shoubaozhuang Village, Xihongmen Town, Daxing District, Beijing, its unified social credit code being 911101153183363489;

(8)                                 Zhiyong Zhao, a Chinese citizen, his ID card number being [____________];

(9)                                 Angela Bai, a Canadian citizen, her passport number being [____________];

(10)                          Bin Zhao, a Chinese citizen, his ID card number being [____________];

(11)                          Jinwang Zhou, a Chinese citizen, his ID card number being [____________];

(12)                          Jun Qin, a Chinese citizen, her ID card number being [____________];

(13)                          Liang Chen, a Chinese citizen, his ID card number being [____________];

(14)                          Feifei Yi, a Chinese citizen, her ID card number being [____________];

(15)                          Zhuangkun He, a Chinese citizen, his ID card number being [____________];

(16)                          Shanghai Yongbo Liantou Investment Management Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 12011, Plot 1, Building 1, No. 888, Huanhu West 2nd Road, Nanhui New Town, Pudong New Area, its unified social credit code being 91310115342454600F;

(17)                          Sichuan Xinwen Investment Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at 17/F, No. 70, Section 2, Hongxing Middle Road, Jinjiang District, Chengdu, its unified social credit code being 915100005676296514;

(18)                          Beijing Yintai Real Estate Commercial Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Unit 402, 4/F, Building 3, No. 2, Jianguomenwai Street, Chaoyang District, Beijing, its unified social credit code being 91110000562093878Q;

(19)                          Wuxi Zhongrong Rongyou Chuangxiang Investment Enterprise (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 611, Building D, Whale Tower, No. 111 Linghu Avenue, Wuxi City, its unified social credit being 91320200MA1MMYWD1L;

(20)                          Peizhi Wang, a Chinese citizen, his ID card number is [____________];

(21)                          Jiahui Gan, a Chinese citizen, his ID card number being [____________];

(22)                          Min Jiang, a Chinese citizen, her ID card number being [____________];

(23)                          Ping Wang, a Chinese citizen, his ID card number being [____________];

(24)                          Jiaxing Chuanghe Huijin Equity Investment Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 2401-28, 24/F, Golden Phoenix Mansion, No. 765 Jingya Road, Zhendong New District, Tongxiang City, its social credit code being 91330483MA28B54M7F;

(25)                          Beijing Prometheus Capital Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 1605, Block A, No. 93 Jianguo Road, Chaoyang District, Beijing, its unified social credit code being 91110105697678742F;

(26)                          Juyuan Xincheng (Tianjin) Business Management Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 312, No. 1, Second Street, Airport International Logistics Area, Tianjin Free Trade Zone (Airport Economic Zone), its unified social credit code being 91120118MA05QLNU24;

(27)                          Kaifeng Cultural Tourism Investment Group Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 14 Sports Road, Longting District, Kaifeng City, its unified social credit code being 9141020055691414XL;

(28)                          Beijing Silk Road Yunhe Investment Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 807, 8/F, No. 58 Beisihuan West Road, Haidian District, Beijing, its unified social credit code being 91110000MA00AB9Y76;

(29)                          Zhuhai Qianyi Hongtong Investment Fund (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 105-12101, No. 6, Baohua Road, Hengqin New District, Zhuhai City, its unified social credit code being 91440400MA4ULN535X;

(30)                          Chao Dai, a Chinese citizen, his ID card number being [____________];

(31)                          Beijing Gongqing Chenggong Business Management Center (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at R212, 2/F, No. 55, Dong’anmen Street, Dongcheng District, Beijing, its unified social credit code being  91110101MA01L23Y5G       ;

(32)                          Beijing Longxi Real Estate Development Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at the industrial zone of Panggezhuang Town, Daxing District, Beijing, its unified social credit code being 91110000700235126Q;

(33)                          Zhuhai Aikang Jiahua Asset Management Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 219-198, Building 1, No. 118 Baoxing Road, Hengqin New District, Zhuhai City, its unified social credit code being 91440400314874755L;

(34)                          Beijing Zhongkai Investment Development Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 88, Yangyan Road, Yanxi Economic Development Zone, Huairou District, Beijing, its unified social credit code being 9111011609869242X4;

(35)                          Beijing Hongtai Jinyi Management Consulting Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 176, 15/F, Block B, Building 1, No. 38, Zhongguancun Street, Haidian District, Beijing, its unified social credit code being 91110108MA018G11XY;

(36)                          Co-creation (Tianjin) Office Services Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Opening BD 18, 6/F, Building 4, Phase I, Intelligence Space Square, Southeast Side of the Intersection of Huizhi North Road and Huizhi Ring Road, Donglihu Street, Dongli District, Tianjin, its unified social credit code being 91120110MA06CLP20U;

(37)                          Cooperation Space (Tianjin) Office Services Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Opening BD 17, 6/F, Building 4, Phase I, Intelligence Space Square, Southeast Side of the Intersection of Huizhi North Road and Huizhi Ring Road, Donglihu Street, Dongli District, Tianjin, its unified social credit code being 91120110MA06CW38X4;

(38)                          Yongzhou Rushi Culture Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 102, Zijin South Road, Longbo Town, Shuangpai County, Yongzhou, Hunan Province, its unified social credit code being 91431123MA4QD02K5K;

(39)                          Shandong Guohui Investment Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at 33/F, Building 6, Shuntai Square, No. 2000, Shunhua Road, High-tech District, Jinan, Shandong Province, its unified social credit code being 91370000MA3C5EJ69D;

(40)                          Ningbo Qiyi Investment Management Partnership (Limited Partnership), a limited partnership established and validly existing under the laws of the People’s Republic of China, with its principal office at Room 102-188, Building 39, No. 128, Yongfeng Road, Daxie Development Zone, Ningbo, Zhejiang, its social credit code being 91330201MA2CH2747Y;

(41)                          Shenzhen Yiwenda Investment Management Consulting Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (affiliated to Shenzhen Qianhai Business Secretary Co., Ltd.), its unified social credit code being 91440300088497305K;

(42)                          Xiamen Ruizhiye Equity Investment Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at 3F-A305, Block C, Innovation Building, Software Park, Torch High-tech Zone, Xiamen, its unified social credit code being 91350200MA32N5A66H;

(43)                          Tianjin Ruihe Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 802-101 (centralized office area), Building 9, Jingbinruicheng, Jingbin Industrial Park, Wuqing District, Tianjin, its social credit code being 91120222MA06LTPK94;

(44)                          Lhasa Songhe Incubator Management Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No.1, 6/F, Unit 2, Building 6, International Headquarters, Liuwu New District, Lhasa, its unified social credit code being 91540195MA6TCMPGXB;

(45)                          Jiangxi Fusen Information Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 21, Kangtai Road, Yushui District, Xinyu, Jiangxi Province, its unified social credit code being 91360502MA38K7L449;

(46)                          Xinyu Guanda Architectural Design Consulting Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Yangtiangang International Ecological City, Xiannvhu District, Xinyu, Jiangxi Province, its unified social credit code being 91360503MA38LB1M0M;

(47)                          Xinjiang Xinzhongshuo Marketing Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at No. 2-6, 2/F, Kangyuan Neighborhood, Wensu County, Aksu Prefecture, Xinjiang, its unified social credit code being 91652922MA78648YX8;

The persons listed in items (3) to (47) are hereinafter collectively referred to as “Target Shareholders”.

The above parties are individually referred to as a “Party” or the “Party” and collectively referred to as the “Parties”.

Whereas,

1.              As of the signing date of this Agreement, the Target Shareholders jointly hold 100% of the equity in the Target. The shareholding structure of the Target is as shown in Annex I to this Agreement;

2.              On the signing date of this Agreement, the Parties to this Agreement have signed the Shareholders’ Voting Right Proxy Agreement and the Equity Pledge Agreement, while the WFOE and the Target have signed the Exclusive Business Cooperation Agreement (this Agreement, the Exclusive Business Cooperation Agreement, the Shareholders’ Voting Right Proxy Agreement and the Equity Pledge Agreement, as well as amendments made from time to time hereto and thereto, are collectively referred to as the “VIE Agreements”);

3.              The Target Shareholders and the Target agree to grant, on an exclusive basis, to the WFOE an option, so that the WFOE may require the Target Shareholders to sell their entire equity in the Target to it and/or require the Target to sell all its assets to the WEOE, subject to PRC Laws (as defined below),and the WFOE agrees to accept and enjoy such exclusive option;

After friendly negotiation, the Parties, this agreement agree as follows regarding such exclusive option:

Article 1       Grant of Option

1.1                     The Target Shareholders and the Target hereby irrevocably grant the WFOE an exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase, from one or more or all Target Shareholders the equity (“Equity Purchased”) in the Target then held by them at any time in part or in whole at the WFOE’s sole and absolute discretion to the extent permitted by PRC laws (including any laws, regulations, rules, notices, interpretations or other binding documents promulgated by any central or local legislative, administrative or judicial authority before or after the effectiveness of this Agreement, hereinafter referred to as “PRC Laws”) with the methods and steps determined by WFOE and at the price described in Article 3 herein (such right being “Equity Purchase Option”), and the right to purchase, by itself or by any Designee, from the Target all or part of its assets at any time (including but not limited to the equity held by the Target in any wholly-owned or controlled subsidiary (hereinafter referred to as “Subsidiary”) that has been established or is about to be established, and equity directly or indirectly held by the Target in its participating companies, hereinafter collectively referred to as “Assets Purchased”) (such right being “Assets Purchase Option”, together with the Equity Purchase Option, referred to as the “Exclusive Option”). Except for the WFOE and/or the Designee(s), no other person shall be entitled to the Exclusive Option.

1.2                     The Exclusive Option is the sole and exclusive right enjoyed by the WFOE or the Designee. Except with the WFOE’s prior written consent, the Target Shareholders and/or the Target may not sell, offer, transfer, donate, pledge, encumber or otherwise dispose of the Equity Purchased or the Assets Purchased to any other person in whole or in part, nor authorize others to purchase all or part of the Equity Purchased or the Assets Purchased. The Target hereby agrees to the grant by the Target Shareholders of the Exclusive Option to the WFOE or the Designee(s). The term “person” as used herein shall refer to natural persons, corporations, partnerships or other non-corporate organizations.

Article 2       Exercise of Option

2.1                     Subject to the provisions of PRC Laws, the WFOE may exercise its Exclusive Option. The WFOE has absolute discretion to decide when, how and how many times to exercise its Exclusive Option.

2.2                     The WFOE and/or the Designee(s) may exercise the Exclusive Option by issuing a written notice to the Target Shareholders and the Target (the “Exercise Notice”), specifying: (a) the WFOE’s or the Designee’s decision to exercise the Exclusive Option; (b) the portion of equity to be purchased or the scope of assets to be purchased; (c) the specific method and time to purchase the Equity Purchased or the Assets Purchased; and (d) the purchase price. Upon receipt of the Exercise Notice, the Target Shareholders shall transfer the Equity Purchased or the Assets Purchased to the WFOE and/or the Designee in the manner described in Section 2.3 of this Agreement.

2.3                     After the WFOE issues an Exercise Notice to the Target Shareholders and the Target:

(1)                                Within 20 working days from the date on which the Exercise Notice is served, the Target Shareholders and/or the Target shall prepare and sign a transfer agreement and all other necessary documents concerning the transfer of the Equity Purchased or the Assets Purchased (hereinafter referred to as the “Transfer Agreement”);

(2)                                The delivery of the Equity Purchased (subject to the alteration formalities with the industrial and commercial administration) and the delivery of the Assets Purchased shall be no later than six months after the Exercise Notice is served to the Target Shareholders and/or the Target, or other time separately agreed by the Parties in writing according to the actual situation and the laws the in effect;

(3)                                The Target shall, and the Target Shareholders shall cooperate with the Target to take all necessary actions to, complete all required government approval, filing or registration procedures, and transfer the Equity Purchased or the Assets Purchased to the WFOE and/or the Designee free of any Security Interest and go through the required registration formalities (if applicable). In this Agreement, “Security Interests” shall include guarantee, mortgage, third party’s right or interest, any stock option, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest arising under the VIE Agreements signed by the Parties on the signing date of this Agreement;

(4)                                The Target Shareholders and the Target shall take all necessary actions to ensure that the transfer of the Equity Purchased or the Assets Purchased is refrained from substantial or procedural interference. Except as expressly provided in this Agreement, neither the Target Shareholders nor the Target shall impose any obstacle or restriction on the transfer of the Equity Purchased or the Assets Purchased to the WFOE.

Article 3       Transfer Price of Equity Purchased

When the WFOE and/or the Designee exercise the Exclusive Option against the Target Shareholders, the purchase price of the equity to the purchased shall be the lowest price permitted by PRC Laws at the time of purchase. The Target Shareholders hereby irrevocably agree that, upon receipt of such equity transfer price from the WFOE and/or the Designee, if required by the WFOE, they shall return the price to the WFOE and/or the Designee within ten (10) business days in a manner consistent with the law.

Article 4       Representations, Warranties and Covenants

4.1                     The Target hereby irrevocably guarantees and covenants, and the Target Shareholders hereby irrevocably guarantee and covenant to procure the Target:

(1)                                Without the prior written consent of the WFOE, not to in any manner supplement, change or amend the business scope or articles of association of the Target, increase or decrease its registered capital, or change its structure of registered capital in other manners;

(2)                                Maintain the corporate existence of the Target in accordance with good financial and business standards and practices, operate its business and handle its affairs prudently and effectively;

(3)                                Without the prior written consent of the WFOE, not to sell, transfer, give away, mortgage or otherwise dispose of any material assets of the Target and its Subsidiaries or legal or beneficial interest in the business or revenues of the Target and its Subsidiaries, or allow the creation thereon of any Security Interest, at any time following the date hereof;

(4)                                Not to terminate or cause the management to terminate any VIE Agreement entered into by the Target or enter into any agreement that conflicts with the existing VIE Agreements;

(5)                                Not to incur or allow the Target and its Subsidiaries to incur any debt, except for: (i) debts incurred in the ordinary course of business; (ii) borrowings or debts generated outside the Target’s ordinary course of business less than RMB 5 million; and (iii) other debts disclosed to the WFOE for which the WFOE’s written consent has been obtained;

(6)                                To always operate all businesses within the normal business scope, not to change the main business of the Target and its Subsidiaries, and refrain from any transaction or action that may have a material adverse effect on the operating status and asset value of the Target;

(7)                                Without the prior written consent of the WFOE, the Target and its subsidiaries shall not execute any major contract with an amount exceeding RMB 5 million (except the contracts in the ordinary course of business);

(8)                                Without the prior written consent of the WFOE, the Target and its subsidiaries shall not provide any person with any loan or credit with an amount of exceeding RMB5 million;

(9)                                          The WFOE has the right to require the Target and its Subsidiaries to provide to it or the Designee all information on the labor, operations and financial conditions of the Target;

(10)                                   Without the prior written consent of WFOE, they shall not cause or permit the Target to split, merge or consolidate with any person, acquire or be acquired by any person, or make an investment of more than RMB5 million to any person;

(11)                                   To immediately notify the WFOE of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the assets, business and revenues of the Target and its Subsidiaries, and to take all necessary measures at the reasonable request of the WFOE;

(12)                                   To maintain the ownership by the Target and its Subsidiaries of all their respective assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

(13)                                   If the WFOE’s exercise of Exclusive Option is hindered due to the failure of the Target to fulfill its tax obligations under applicable laws, the WFOE has the right to require the Target to perform its tax obligations;

(14)                                   Without the prior written consent of the WFOE, the Target shall not in any manner distribute to its shareholders bonuses, dividends, distributable benefits and/or any assets as well as other proceeds from the equity held by the Target Shareholders.

For the avoidance of doubt, the Parties agree that the warranties set forth in this Section 4.1 shall apply mutatis mutandis to the Subsidiaries of the Target from time to time.

4.2                     The Target Shareholders hereby irrevocably guarantee and covenant as follows:

(1)                                Without the prior written consent of the WFOE, they shall not sell, transfer, pledge or otherwise dispose of their equity in the Target or beneficial interest in the equity, or allow any encumbrance to be placed thereon, except for the pledge placed on the equity in the Target in accordance with the Equity Pledge Agreement signed by the Parties on the date hereof;

(2)                                Without the prior written consent of the WFOE, they shall not vote for or endorse or sign any shareholder resolution at the shareholders’ meeting of the Target to approve the sale, transfer, pledge or otherwise disposal of the legal or beneficial interest in any equity or asset, or allow any encumbrance to be placed thereon, except to the WFOE or the Designee;

(3)                                Without the prior written consent of the WFOE, they shall not vote for or endorse or sign any shareholder resolution at the shareholders’ meeting of the Target to approve the merger or consolidation of the Target with or by any person, the investment in any person, split-up of the Target, changes in registered capital, or changes in company form;

(4)                                For each exercise of the Exclusive Option, they shall instruct or procure the Target to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving the transfer of the Equity Purchased or the Assets Purchased as stipulated in this agreement;

(5)                                They shall immediately notify the WFOE of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity or assets in the Target respectively held by the Target Shareholders (other than litigations involving normal business matters);

(6)                                Without the prior written consent of the WFOE, they shall not appoint, dismiss or replace, or require/procure the Target to re-elect, dismiss or replace, any director, supervisor or other management personnel of the Target to be appointed by the Target Shareholders, and upon request by the WFOE, they shall procure the Target to appoint or hire the personnel designated by the WFOE to be directors and senior management of the Target;

(7)                                They shall make sure that, without the prior written consent of the WFOE, the Target shall not in any manner distribute to its shareholders bonuses, dividends, distributable benefits and/or any assets as well as other proceeds from the equity held by the Target Shareholders;

(8)                                The Target Shareholders shall strictly abide by the provisions of this Agreement, earnestly perform the obligations hereunder, and refrain from any action/omission that may affect the validity and enforceability of this Agreement;

(9)                                If the WFOE’s exercise of Exclusive Option is hindered due to the failure of the Target Shareholders to fulfill their tax obligations under applicable laws, the WFOE has the right to require the Target Shareholders to perform their tax obligations;

(10)                                   If the Target distributes to its shareholders of any bonuses, dividends, distributable benefits and/or any assets as well as other proceeds from the equity held by the Target Shareholders in any form without the prior written consent of the WFOE, the Target Shareholders shall notify the WFOE of such within 3 working days after receiving the above benefits, and pay the relevant benefits to the WFOE in accordance with this Agreement as soon as possible. For the avoidance of doubt, all benefits received by the WFOE during the term of this Agreement and after the termination of this Agreement are not refundable to the Target Shareholders.

4.3                     The Target hereby irrevocably represents and warrants to the WFOE that, on the effectiveness date of this Agreement and each date of exclusive purchase:

(1)                                The Target has a good and merchantable title to all of its assets;

(2)                                The Target does not have any outstanding debts, except for: (i) debts incurred during its normal course of business, and (ii) debts disclosed to the WFOE for which the WFOE’s written consent has been obtained;

(3)                                The Target has complied with all PRC Laws applicable to assets and equity acquisitions.

4.4                     The Target Shareholders and the Target hereby irrevocably represent and warrant to the WFOE that, on the effectiveness date of this Agreement and each date of exclusive purchase:

(1)                                Each of the Target Shareholders and the Target is an entity duly incorporated and validly existing with full capacity for civil conduct, or a natural person with full capacity for civil conduct;

(2)                                The Target Shareholders and the Target have full power and authority to execute, deliver and perform this Agreement, annexes hereto and all other documents to be executed by them relating to their rights and obligations under this Agreement;

(3)                                This Agreement and its annexes and all other documents to be executed by them in relation to this Agreement will be duly and properly executed and delivered by the Target Shareholders and the Target, and will be legally binding on the Target Shareholders and the Target from their respective effective date;

(4)                                The execution, delivery and performance of this Agreement or the Transfer Agreement by the Target Shareholders and the Target: (i) will not conflict with, or violate, or constitute, with the passage of time or the giving of notice, a default under: (a) its business license, articles of association, license, approval granted by the government authority for its establishment, agreements relating to its establishment or any other constitutional document, (b) any other legal provisions by which it is bound, and (c) any contract, agreement, lease or other documents to which it is a party severally or jointly, or by which it or its assets are bound; (ii) will not result in any mortgage or other encumbrances on its assets or entitle any third party to impose any mortgage or other encumbrances on its assets, except for equity pledge or encumbrances created in accordance with the VIE Agreements; (iii) will not result in termination or modification of any contract, agreement, lease or other documents to which it is a party severally or jointly, or by which it or its assets are bound, or entitle any third party to terminate or modify the terms of such documents; (iv) will not result in any government approval, license, registration, etc. applicable to it, the Target and its Subsidiaries to be suspended, revoked, forfeited, damaged or unrenewable after expiration;

(5)                                The Target Shareholders legally and effectively own the equity they hold in the Target. Except as otherwise agreed by the Parties in the VIE Agreements, the Target Shareholders have not placed any encumbrance on the equity of the Target;

(6)                                Upon request by the WFOE at any time, they shall transfer their respective equity or assets in the Target to the WFOE and/or the Nominee as soon as possible and waive their right of first refusal to the transfer of the Target’s equity or assets;

(7)                                Before transferring equity or assets to the WFOE, to maintain their ownership of the Equity Purchased or the Assets Purchased, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

(8)                                There is no pending or potential litigation, arbitration or administrative proceedings relating to the Equity Purchased, the Assets Purchased or the Target.

4.5                     The Target Shareholders guarantee to the WFOE that, their respective internal authorities have approved the execution, compliance with and performance of this Agreement. Each Target Shareholder guarantees and covenants to the WFOE that, upon or before (i) its merger, division, dissolution, liquidation, cancellation, business license revocation or equity transfer, (ii) change of its controlling shareholder or general partner or actual controller, (iii) death, incapacity, divorce or other circumstances that may affect its exercise of the equity interests in the Target, and/or (iv) other circumstances that may affect its exercise of the equity interests, it will, or do its best to cause its direct or indirect shareholders (or partners), actual controllers or directors, heirs, successors, agents, property custodians, etc. to, make (if applicable) all appropriate arrangements and sign all necessary documents to make sure that its heirs, liquidation group, creditors, assignees, successors, agents, property custodians, etc., who may acquire the equity or related rights, will continue to abide by and perform the obligations hereunder and refrain from affecting or hindering the performance of this Agreement. Each Target Shareholder assures the WFOE that, it has made and procured its shareholders or directors or other persons to make all appropriate arrangements (if applicable), has signed and procured its shareholders or directors or other persons to sign all required documents, so as to ensure its effective existence and continued compliance with the VIE Agreements.

Article 5       Term

5.1                     This Agreement shall become effective upon the execution by the Parties, until terminated by the Parties in writing or all equity held by the Target Shareholders in the Target (i.e., as evidenced, the entire equity of the Target has been registered under the name of the WFOE and/or the Designee) or all assets of the Target have been legally and effectively transferred to the WFOE and/or the Designee. Once this Agreement becomes effective, it is irrevocable. Notwithstanding the foregoing provisions and Article 6 of this Agreement, the WFOE shall always have the right to dissolve this Agreement by giving written notice to the Parties hereto 30 days in advance at any time, and the WFOE shall not be liable for any breach of contract in respect of its unilateral dissolution of this Agreement.

5.2                     Each Party shall complete the examination and approval and registration procedures for the extension of its operation period within 3 months before the expiration thereof, so that the validity of this Agreement can be sustained.

5.3                     The rights and obligations of the Parties under Articles 8, 9 and this 5.3 shall survive the termination of this Agreement.

Article 6       Default Liabilities

6.1                     The Parties agree and acknowledge that, if any Party (hereinafter the “Defaulting Party”) commits material breach of any provision hereof, or materially fails to perform or delays in performing any obligation hereunder, such breach or failure or delay shall constitute a default under this Agreement (hereinafter a “Default”), then any non-defaulting Party shall be entitled to demand the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within 10 working days following the written notice issued by the non-defaulting Party and the rectification requirement, the non-defaulting Party shall be entitled to decide to, at its discretion:

(1)                                If any Target Shareholder or the Target is the Defaulting Party, the WFOE has the right to terminate this Agreement and require the Defaulting Party to indemnify all the damages;

(2)                                If the WFOE is the Defaulting Party, the non-defaulting party has the right to require the WFOE to indemnify all damages, and except as otherwise provided by law, no party other than WFOE has the right to terminate or dissolve this Agreement under any circumstance.

6.2                     Notwithstanding anything else contained herein, the effect of this section shall not be affected by the termination of this Agreement.

Article 7       Taxes and Other Expenses

7.1                     All taxes and fees arising from the transfer of equity or assets shall be borne by each Party respectively in accordance with the provisions of PRC Laws.

7.2                     Except as otherwise provided in this Agreement, each Party shall independently bear the fees incurred thereby in connection with the preparation, negotiation, execution and performance of this Agreement.

Article 8       Governing Law and Dispute Resolution

8.1                     The execution, effectiveness, construction and performance of this Agreement and the resolution of disputes hereunder shall be governed by and construed in accordance with PRC Laws.

8.2                     In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, any Party may submit such dispute to the China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration procedures and rules thereof then in effect. The arbitration shall be conducted on a confidential basis and the arbitration language shall be Chinese. The arbitration award shall be final and binding on all Parties.

8.3                     Pending arbitration, except for the part under dispute that is subject to the arbitration, the Parties to this Agreement shall continue to exercise their respective rights hereunder and perform their respective obligations hereunder.

Article 9       Confidentiality

9.1                     Prior to the execution of this Agreement and during the term of this Agreement, one Party (hereinafter referred to as the “Disclosing Party”) has disclosed or may from time to time disclose any of its confidential information (including but not limited to business information, customer information, financial information, contracts, etc.) to any other Party (hereinafter referred to as the “Receiving Party”). The Receiving Party must keep the confidential information confidential and shall not use the confidential information for purposes other than those specified in this Agreement. The foregoing provisions shall not apply to the information that: (i) as shown by written records made before the disclosure by the Disclosing Party, has previously been known to the Receiving Party; (ii) has entered or will enter the public domain other than due to the breach of this Agreement by the Receiving Party; (iii) was obtained by the Receiving Party from a third party having no obligation of confidentiality with respect to such information; and (iv) is under the obligation to be disclosed pursuant to the applicable laws, regulations or requirements of regulators, or is required to be disclosed to its employees, agents, legal counsels or financial advisors for its normal operations (provided that the Receiving Party shall make sure that each above-mentioned person enters into an agreement that contains confidentiality obligations not inferior to those set forth herein).

9.2                     The above confidentiality obligations are ongoing to the Parties to this Agreement and shall survive the termination of this Agreement.

Article 10                            Further Assurance

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

Article 11                            Force Majeure

11.1              “Force Majeure” refers an event that is unforeseeable, unavoidable and unsurmountable, which makes the performance of this Agreement by any Party impossible in whole or in part. Such events include, but are not limited to, natural disasters, storms, tornadoes and other severe weather conditions, strikes, closures, lockouts or other industrial issues, wars, riots, conspiracy, enemy acts, acts of terrorism or violence by criminal organizations, blockades, serious illness or plague, earthquake or other crustal movements, floods and other natural disasters, bomb explosions or other explosions, fires, accidents, changes in legal provisions or their application.

11.2              If an event of Force Majeure occurs, a Party’s contractual obligations affected thereby under this Agreement shall be suspended during the period of delay caused by the Force Majeure and shall be automatically extended, without penalty or liability, for a period equal to such suspension. In the event of Force Majeure, the Parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

Article 12                            Notice

12.1              All notices or written communications (including but not limited to written documents or notices hereunder) issued by one Party to the other Parties hereto shall be timely sent or delivered by letter (including express delivery), fax or email. The dates on which notices or communications shall be deemed as delivered shall be the third working day after posting if sent by letter (including express delivery), or the working day following the date of transmission if sent by fax, or the date of arrival at the recipient’s email system if sent by e-mail.

12.2              All notices and communications shall be sent in accordance with the contact information shown in Annex II hereto, and any party may change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

Article 13                            Miscellaneous

13.1              If, under PRC Laws, any provision of this Agreement is invalid, illegal or unenforceable, all other terms of this Agreement shall remain in full force and effect. In the event that any provision hereof is held to be invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to amend this Agreement, so as to realize the original intent of the Parties as closely as possible in an acceptable manner.

13.2              If any relevant regulatory authority proposes any amendment to this Agreement, the Parties shall negotiate and amend this Agreement accordingly.

13.3              This Agreement shall supersede any other written or oral agreement between the Parties with respect to the subject matter hereof and shall constitute the entire agreement reached by and among the Parties hereto.

13.4              Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

13.5              During the term of this Agreement, no Party may assign part or all of its rights or obligations hereunder to any third party without the prior written consent of the other Parties, but the WFOE has the right to assign all or part of its rights and obligations hereunder without the consent of the other Parties. This Agreement shall be binding upon the Parties hereto and their respective lawful successors and assigns.

13.6              Any modification or supplement to this Agreement must be made in writing, and except for the WFOE assigning its rights hereunder in accordance with the provisions of Section 13.5, no modification or supplement of this Agreement shall be effective unless duly signed by the Parties hereto. If any modification or supplement to this Agreement requires the permission from and/or registration or filing with any government agency according to law, the Parties shall duly obtain such permission and/or complete such registration or filing procedures.

13.7              This Agreement is written in fifty-four copies, with each Party holding one copy, and the rest retained by the Target, all having the same legal effect.

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Ucommune (Beijing) Technology Co., Ltd.

/s/Seal of Ucommune (Beijing) Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Daqing Mao

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Ucommune (Beijing) Venture Investment Co., Ltd.

/s/Seal of Ucommune (Beijing) Venture Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Daqing Mao

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

/s/Seal of Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Xiaoping Xu

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Beijing Sequoia Xinyuan Equity Investment Center (Limited Partnership)

/s/Seal of Beijing Sequoia Xinyuan Equity Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Zixuan Wang

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Shanghai Gopher Rongze Investment Center (Limited Partnership)

/s/Seal of Shanghai Gopher Rongze Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Chun Zeng

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Sinovation Ventures (Beijing) Enterprise Management Limited

/s/Seal of Sinovation Ventures (Beijing) Enterprise Management Limited

Legal representative (or authorized representative):	/s/Ning Tao

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Beijing Yirun Chuangyin Investment Center (Limited Partnership)

/s/Seal of Beijing Yirun Chuangyin Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	Qinghua Liu

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Zhiyong Zhao

/s/Zhiyong Zhao

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Angela Bai

/s/Angela Bai

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Bin Zhao

/s/Bin Zhao

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Jinwang Zhou

/s/Jinwang Zhou

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Jun Qin

/s/Jun Qin

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Liang Chen

/s/Liang Chen

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Feifei Yi

/s/Feifei Yi

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Zhuangkun He

/s/Zhuangkun He

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Shanghai Yongbo Liantou Investment Management Co., Ltd.

/s/Seal of Shanghai Yongbo Liantou Investment Management Co., Ltd.

Legal representative (or authorized representative):	/s/Xialing Cui

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Sichuan Xinwen Investment Co., Ltd.

/s/Seal of Sichuan Xinwen Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Wen Dai

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Beijing Yintai Real Estate Commercial Co., Ltd.

/s/Seal of Beijing Yintai Real Estate Commercial Co., Ltd.

Legal representative (or authorized representative):	/s/Guojun Shen

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Wuxi Zhongrong Rongyou Chuangxiang Investment Enterprise (Limited Partnership)

/s/Seal of Wuxi Zhongrong Rongyou Chuangxiang Investment Enterprise (Limited Partnership)

Representative Designated by Executive Partner:	/s/Ronghua Liu

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Peizhi Wang

/s/Peizhi Wang

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Jiahui Gan

/s/Jiahui Gan

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Min Jiang

/s/Min Jiang

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Ping Wang

/s/Ping Wang

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Jiaxing Chuanghe Huijin Equity Investment Partnership (Limited Partnership)

/s/Seal of Jiaxing Chuanghe Huijin Equity Investment Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Jun Shao

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Prometheus Capital Co., Ltd.

/s/Seal of Prometheus Capital Co., Ltd.

Legal representative (or authorized representative):	/s/Sicong Wang

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Juyuan Xincheng (Tianjin) Business Management Partnership (Limited Partnership)

/s/Seal of Juyuan Xincheng (Tianjin) Business Management Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Yang Liao

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Kaifeng Cultural Tourism Investment Group Co., Ltd.

/s/Seal of Kaifeng Cultural Tourism Investment Group Co., Ltd.

Legal representative (or authorized representative):	/s/Manku Han

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Beijing Silk Road Yunhe Investment Center (Limited Partnership)

/s/Seal of Beijing Silk Road Yunhe Investment Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Shanbo Wang

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Zhuhai Qianyi Hongtong Investment Fund (limited partnership)

/s/Seal of Zhuhai Qianyi Hongtong Investment Fund (limited partnership)

Representative Designated by Executive Partner:	/s/Dehui Liu

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Chao Dai

/s/Dai Chao

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Beijing Gongqing Chenggong Business Management Center (Limited Partnership)

/s/Seal of Beijing Gongqing Chenggong Business Management Center (Limited Partnership)

Representative Designated by Executive Partner:	/s/Tong Yang

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Beijing Longxi Real Estate Development Co., Ltd.

/s/Seal of Beijing Longxi Real Estate Development Co., Ltd.

Legal representative (or authorized representative):	/s/Lianbin Gan

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Zhuhai Aikang Jiahua Asset Management Partnership (Limited Partnership)

/s/Seal of Zhuhai Aikang Jiahua Asset Management Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Mingzhe Wang

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Beijing Zhongkai Investment Development Co., Ltd.

/s/Seal of Beijing Zhongkai Investment Development Co., Ltd.

Legal representative (or authorized representative):	/s/Shengjiang Wang

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Beijing Hongtai Jinyi Management Consulting Co., Ltd.

/s/Seal of Beijing Hongtai Jinyi Management Consulting Co., Ltd.

Legal representative (or authorized representative):	/s/Xitai Sheng

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Co-creation (Tianjin) Office Services Co., Ltd.

/s/Seal of Co-creation (Tianjin) Office Services Co., Ltd.

Legal representative (or authorized representative):	/s/Yangzhi You

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Cooperation Space (Tianjin) Office Services Co., Ltd.

/s/Seal of Cooperation Space (Tianjin) Office Services Co., Ltd.

Legal representative (or authorized representative):	/s/Yangzhi You

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Yongzhou Rushi Culture Technology Co., Ltd.

/s/Seal of Yongzhou Rushi Culture Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Lingguang Jiang

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Shandong Guohui Investment Co., Ltd.

/s/Seal of Shandong Guohui Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Shaoming Yu

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Zhuhai Qiyi Investment Management Partnership (Limited Partnership)

/s/Seal of Zhuhai Qiyi Investment Management Partnership (Limited Partnership)

Representative Designated by Executive Partner:	/s/Qi Zhou

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Shenzhen Yiwenda Investment Management Consulting Co., Ltd.

/s/Seal of Shenzhen Yiwenda Investment Management Consulting Co., Ltd.

Legal representative (or authorized representative):	/s/Songxi Shan

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Xiamen Ruizhiye Equity Investment Co., Ltd.

/s/Seal of Xiamen Ruizhiye Equity Investment Co., Ltd.

Legal representative (or authorized representative):	/s/Jincheng Yao

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Tianjin Ruihe Technology Co., Ltd.

/s/Seal of Tianjin Ruihe Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Weiye Han

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Lhasa Songhe Incubator Management Co., Ltd.

/s/Seal of Lhasa Songhe Incubator Management Co., Ltd.

Legal representative (or authorized representative):	/s/Wei Li

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Jiangxi Fusen Information Technology Co., Ltd.

/s/Seal of Jiangxi Fusen Information Technology Co., Ltd.

Legal representative (or authorized representative):	/s/Shiwu Liao

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Xinyu Guanda Architectural Design Consulting Co., Ltd.

/s/Seal of Xinyu Guanda Architectural Design Consulting Co., Ltd.

Legal representative (or authorized representative):	/s/Jianghai Shen

(No text on this page, this being a signature page to the Exclusive Option Agreement)

Xinjiang Xinzhongshuo Marketing Co., Ltd.

/s/Seal of Xinjiang Xinzhongshuo Marketing Co., Ltd.

Legal representative (or authorized representative):	/s/Zhenfei Wu